JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 10, 2016

to the Prospectuses dated November 1, 2015, as supplemented

The bullet points under “How To Do Business with the Funds – Purchasing Fund Shares – What does it mean that the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis?” are hereby deleted in their entirety and replaced with the following:

•	New and existing shareholders accessing the Fund through a commission-based brokerage platform may purchase shares of the Fund;

•	New and existing shareholders that establish accounts directly with the Funds may purchase shares of the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans may purchase shares of the Fund;

•

Fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. After April 17, 2014, new fee-based advisory programs may utilize the Fund for program accounts only with approval by the Fund and its Distributor;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USLCCP-316-2